SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 1, 2002



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



              001-07831                                88-0117544
      (Commission File Number)                      (I.R.S. Employer
                                                   Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)


Item 5.    Disposition of Assets.

     On March 14, 2002, Four Queens, Inc., a Nevada corporation doing business as the Four Queens Hotel & Casino (the "Four Queens") and a wholly-owned subsidiary of Elsinore Corporation, entered into an Asset Purchase Agreement (the "Agreement") for the sale of substantially all of the Four Queens' assets, including the hotel and casino, to SummerGate, Inc. ("SummerGate"). On June 27, 2002, the Four Queens exercised its right to terminate the Agreement and sent written notice to SummerGate of such termination. Subsequently, Four Queens received a written termination notice from SummerGate.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ELSINORE CORPORATION


Date:  July 1, 2002                 By:    /s/ Gina L. Contner Mastromarino
                                          Gina L. Contner Mastromarino
                                          Assistant Secretary and Principal
                                          Financial and Accounting Officer